UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2023
THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42 N. Chestnut Street
Ventura, California 93001
(Address of principal executive offices) (Zip Code)
(805) 585-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 27, 2023, the board of directors (the “Board”) of The Trade Desk, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s amended and restated bylaws (as amended, the “Bylaws”), which became effective the same day. Among other things, the amendments effected by the Bylaws:
•address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements;
•enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and business and other persons related to a stockholder’s solicitation of proxies, such as additional information about the ownership of securities and material litigation, relationships and interests in material agreements with or involving the Company;
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, which shall be reserved for exclusive use by the Board; and
•adopt an exclusive forum provision designating the U.S. federal courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended.

The Bylaws also include certain technical, modernizing, conforming, and clarifying changes.

The Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC. (Registrant)

Date: October 31, 2023	By:	/s/ Laura Schenkein
Laura Schenkein
Chief Financial Officer (Principal Financial and Accounting Officer)